EXHIBIT 10.27

              FIRST AMENDMENT TO LOAN AGREEMENT, PLEDGE AGREEMENT,
                       PROMISSORY NOTE AND OTHER DOCUMENTS


     THIS FIRST AMENDMENT TO LOAN AGREEMENT, PLEDGE AGREEMENT, PROMISSORY NOTE AND OTHER DOCUMENTS (this "AGREEMENT") is made and entered into as of this __ day of August, 2000, by and between DVL, INC. ("BORROWER"), a Delaware corporation, and PENNSYLVANIA BUSINESS BANK, a Pennsylvania state banking association (the "BANK").

                                    RECITALS

     1. Pursuant to a certain Loan and Pledge Agreement dated March 6, 2000, between the Bank and Borrower (the "LOAN AGREEMENT"), the Bank agreed to lend to Borrower the principal amount of $1,000,000 (the "LOAN"). The Loan is evidenced by a certain Promissory Note executed and delivered by Borrower in favor of the Bank in the original principal amount of $1,000,000 (the "NOTE"). The purpose of the Loan was to finance the acquisition by Borrower of certain Promissory Notes (individually, a "COLLATERAL NOTE" and, collectively, the "COLLATERAL NOTES"). The Collateral Notes are secured by, INTER ALIA, certain Mortgages (individually, a "COLLATERAL MORTGAGE" and, collectively, the "COLLATERAL MORTGAGES") on various lands and improvements (individually a "PROPERTY" and, collectively, the "PROPERTIES) described in each Collateral Mortgage. The Collateral Notes, the Collateral Mortgages and all of the other documents and instruments evidencing, securing or executed in connection with the Collateral Notes are referred to herein as the "COLLATERAL LOAN DOCUMENTS."

     2. The Note is secured by, among other things, the following documents, all of which are dated March 6, 2000 and all of which were executed and delivered by Borrower in favor of the Bank: (i) a certain Pledge, Collateral Assignment and Security Agreement (the "PLEDGE AGREEMENT") pursuant to which the Collateral Loan Documents were collaterally assigned to secure the Note and (ii) certain Collateral Assignments of Mortgage and Other Recorded Documents (individually, an "ASSIGNMENT OF MORTGAGE" and, collectively, the "ASSIGNMENTS OF MORTGAGE") pursuant to which each Collateral Mortgage and all other related recorded documents were collaterally assigned to secure the Note. The Loan Agreement, Note, Pledge Agreement, Assignments of Mortgage and all other documents executed in connection with or as security for the Loan are collectively referred to herein as the "BANK LOAN DOCUMENTS."

     3. Pursuant to the terms of the Loan Agreement, the Loan was fully funded by the Bank at the time of the original closing. Following closing, the principal outstanding under the Loan was paid down by Borrower by $700,000 to $300,000 and the Collateral Note, Collateral Mortgage and the other Collateral Loan Documents relating to the property located in Kinder, Parish of Allen, Louisiana were released from all of the collateral assignments evidenced by the Bank Loan Documents.

     4. Borrower has requested and the Bank has agreed, subject to the terms and conditions set forth herein, to lend to Borrower $700,000 (the "Loan Increase") which Loan Increase shall be used to acquire certain additional Promissory Notes (the "NEW PROMISSORY NOTES").

     NOW THEREFORE, in consideration of the mutual covenants and benefits herein contained and for other good and valuable consideration, the legality and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

          1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

          2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

               1. Schedules I, II, III, IV, V and VI to the Loan Agreement are each hereby replaced with Schedules I, II, III, IV, V and VI hereto;

                    2. The definition of "Loan" set forth in Section 1.1 is hereby amended and restated to read in full as follows:

                    "Loan" shall mean the loan to be made by Bank, including the
               Loan Increase, pursuant to this Agreement in the aggregate principal amount of One Million Dollars ($1,000,000).

               3. Section 1.1 is hereby amended by inserting therein, in their proper alphabetical location, the following:

                    "Champlain   Property"  shall  mean  that  certain  property
               located  in  Champlain,   Clinton  County,   New  York  which  is
               encumbered by one of the Collateral Mortgages.

                    "Loan Increase" shall mean that portion of the Loan equal to
               $700,000 funded for purpose of acquiring the Collateral Notes with respect to the New Hampshire Property and the Champlain Property.

                    "New Hampshire  Property"  shall mean that certain  property located in Ossipee, Carroll County, New Hampshire which is encumbered by one of the Collateral Mortgages.

               4. The first sentence of Section 2.3 is hereby amended and restated to read in its entirety as follows:

                    The term of the Loan (the "Term")  shall  commence as of the date hereof and shall terminate on May 1, 2006 (the "Maturity Date").

     e. Notwithstanding anything to the contrary contained in the Loan Agreement, the Note or this Agreement, the monthly aggregate amount paid to Lender during the term of the Loan on account of interest and Mandatory Principal Payments with respect to the Loan shall be at least equal to the figures set forth in the Total column of the payment schedule attached hereto as
Schedule VII.

     3. CONDITIONS PRECEDENT. Concurrently with the execution and delivery of this Agreement and as a condition to the effectiveness of this Agreement, Borrower shall deliver to the Bank the following, all of which shall be in form and substance acceptable to the Bank in its reasonable discretion:

          1.   Executed   allonges/endorsements   (the  "ENDORSEMENTS")  to  the
               Additional Promissory Notes, in the form previously executed by Borrower;

          2. Executed Collateral Assignments of Mortgage and Other Recorded Documents from Borrower in favor of the Bank with respect to the Collateral Mortgages on the Champlain Property and the New Hampshire Property (collectively, the "NEW COLLATERAL ASSIGNMENTS OF MORTGAGE");

                    3. Executed First Amendments to Collateral Assignments of Mortgage and Other Recorded Documents from Borrower in favor of the Bank for each of the Assignments of Mortgage (collectively, the "FIRST AMENDMENTS TO COLLATERAL ASSIGNMENTS OF MORTGAGE");

          4. Executed UCC-1 and UCC-3 Financing Statements in form and substance acceptable to the Bank

          5. The Bank shall have received all duly executed and, if necessary, acknowledged Bank Loan Documents, Borrower Documents and Collateral Documents with respect to the Additional Promissory Notes, including originals of all of the Additional Promissory Notes and all amendments and modification thereto;

          6. The security interests in all personal property described in the Collateral Assignment Documents shall have been, subject to recording of any financing statements, duly perfected and shall constitute valid and enforceable first priority liens and security interests in such property;

          7.   A loan fee in the amount of $7,000 shall have been paid to Bank;

          8. No Event of Default or Conditional Default shall have occurred and be continuing under this Agreement or any of the other Bank Loan Documents;

          9. No default shall have occurred and be continuing under any of the Senior Loan Documents or any of the Tenant Leases;

         10. The Bank shall have received or be reimbursed for all of the Bank's reasonable out-of-pocket expenses incurred in connection with the Loan, including, but not limited to, the reasonable fees and expenses of the Bank's legal counsel;

         11. All of the representations and warranties of Borrower as set forth in Article VIII of the Loan Agreement shall be true, correct and accurate in all material respects;

         12. The Bank shall have received, reviewed and approved all of the Collateral Loan Documents pertaining to the New Promissory Notes;

         13. The Bank shall have received commitments for Title Policies insuring the lien of the New Collateral Assignments of Mortgage;

         14. The Bank shall have received and reviewed all of the documents in connection with the acquisition of the Collateral Loan Documents pertaining to the New Promissory Notes by Borrower;

         15. Borrower and, if necessary, each of the Collateral Borrowers, shall have executed and delivered to the Bank letters addressed to each of the Tenants directing payment to the Bank of all sums to be paid by the Tenants under the Tenant Leases;

         16. Endorsements to the existing Title Policies bringing down the effective date of each Title Policy to the date hereof and insuring the lien of the Collateral Assignments of Mortgage as amended by the First Amendments to Collateral Assignments of Mortgage, subject to no other exceptions than are contained in the existing Title Policies;

         17. An opinion of Borrower's counsel dated the date hereof with respect to the due authorization, execution and delivery of this Agreement, the Endorsements, the New Collateral Assignments of Mortgage, the First Amendments to Collateral Assignments of Mortgage and the transactions contemplated herein; and

         18. Such additional documents, certificates and information as the Bank may reasonably require in connection with, and to effectuate, the foregoing.

     4. ADVANCE OF LOAN INCREASE; NO REBORROWING. Notwithstanding anything to the contrary contained in the Loan Agreement and subject to satisfaction of all of the other terms and conditions set forth herein, including, but not limited to, Section 3 hereof, the Bank shall advance to Borrower the Loan Increase upon satisfaction of all of the conditions for Loan Advances set forth in the Loan Agreement, as amended hereby, and such Loan Increase along with such other sums owing by Borrower to Bank with respect to the Loan shall be evidenced by the Note and secured by the Collateral Assignment Documents, as amended by this Agreement and the other amendments to be delivered pursuant to the terms of this Agreement. Notwithstanding the funding of the Loan Increase by the Bank pursuant to the terms hereof, no portion of the Loan including, without limitation, the Loan Increase may be reborrowered, following repayment, by Borrower.

     5. AMENDMENT TO THE BANK LOAN DOCUMENTS. All references to the Loan Agreement, the Note, the Pledge Agreement, the Assignments of Mortgage, and in any of the other Bank Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Loan Agreement, the Note, the Pledge Agreement, the Assignments of Mortgage and such other documents as amended by this Agreement and the other amendments to be delivered pursuant to the terms of this Agreement.

     6. RATIFICATION OF THE BANK LOAN DOCUMENTS. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Bank and Borrower agree that the Bank Loan Documents and each of the documents executed in connection therewith are in full force and effect and all such documents shall remain in full force and effect, as expressly amended by this Agreement or any other amendment expressly relating thereto, and Borrower hereby ratifies and confirms its obligations thereunder.

     7.   BORROWER REPRESENTATIONS AND WARRANTIES.

          a. Borrower hereby certifies that (i) the representations and warranties of Borrower in the Loan Agreement and the other Bank Loan Documents are true and correct, in all material respects, as of the date hereof, as if made on the date hereof and (ii) no Event of Default and no Conditional Default under the Loan Agreement, the Note, the Pledge Agreement or any of the other Bank Loan Documents exists on the date hereof or shall occur as a result of the funding of the Loan Increase as described in Section 4 hereof.

          b. Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Agreement, the Endorsements, the New Collateral Assignments of Mortgage, the First Amendments to Collateral Assignments of Mortgage and the other documents and instruments executed and delivered in connection with this Amendment and that the execution, delivery and performance of this Agreement, the Endorsements, the New Collateral Assignments of Mortgage, the First Amendments to Collateral Assignments of Mortgage and the other documents and instruments have been duly authorized by all requisite limited liability company action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the certificate of incorporation or by-laws of Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or any of its properties are bound.

     8. RELEASE. Recognizing and in consideration of the Bank's agreement to amend the Loan Agreement, including, without limiting, to fund the Loan Increase, Borrower, as of the date hereof, hereby waives and releases the Bank and its officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that Borrower as of the date hereof ever had, could have had or now has against the Bank, and the existence of which Borrower knows or should reasonably have known, arising out of or relating to the Loan Agreement, the Note, the Pledge Agreement, the Collateral Assignments of Mortgage, any of the other Bank Loan Documents or any other document delivered pursuant thereto or the Bank's acts or omissions with respect thereto. Borrower further hereby indemnifies and agrees to hold the Bank and its officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including reasonable counsel fees) suffered by or rendered against the Bank on account of any respective breach or non-performance of Borrower under the terms of the Loan Agreement, the Note, the Pledge Agreement, the Collateral Assignments of Mortgage, any of the other Bank Loan Documents or any other document delivered pursuant thereto.

     9.   MISCELLANEOUS.

          1. Borrower shall pay or reimburse all of the Bank's costs and expenses incurred in connection with this Agreement, including without limitation, reasonable attorneys' fees, and all other charges, fees and expenses incurred by the Bank in connection herewith.

          2. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or with respect to this Agreement, or any provision hereof.

          3. In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          4. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          5. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6. The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     10. CONFESSION OF JUDGMENT; WAIVER OF JURY TRIAL. BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE BANK LOAN DOCUMENTS.

          IN WITNESS WHEREOF, the parties hereto under Seal, intending to be legally bound, have executed this Agreement as of the day and year first above written.



[SEAL]                                         BORROWER:

ATTESTATION:                                   DVL, INC., a Delaware Corporation

By:      ______________________                By: _____________________________
Name:    ______________________                Name: ___________________________
Title:   ______________________                Title: __________________________


                                               BANK:

                                               PENNSYLVANIA BUSINESS BANK

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                   SCHEDULE I
                                   ----------

                         ASSIGNMENTS OF LEASES AND RENTS
                         -------------------------------

--------------------------------------------------------------------------------
                     DOCUMENT         EXECUTION  RECORDING        BOOK/PAGE
                                        DATE        DATE    (LASALLE PARISH, LA)
--------------------------------------------------------------------------------
Assignment of Lease & Rentals from    11/28/83   11/30/83    123/378
Kenbee Management-Oklahoma, Inc.                             Registry No. 124040
("Kenbee") to State of Wisconsin
Investment Board
--------------------------------------------------------------------------------
Assignment of Leases & Rents in       11/23/82   11/30/82    394/129
favor of Kenbee
Management-Oklahoma, Inc. (held by
assignment to Del-Val)
--------------------------------------------------------------------------------
Assignment of Leases and Rents from   11/19/85   11/20/85    904/337
Alexandria to Kenbee
Management-Oklahoma, Inc.
--------------------------------------------------------------------------------
Second Assignment of Leases and       11/7/83    11/9/83     0916/185
Rents from Ava Associates to Kenbee
Management-Connecticut Inc.
--------------------------------------------------------------------------------

                                   SCHEDULE II
                                   -----------

                                COLLATERAL NOTES
                                ----------------

--------------------------------------------------------------------------------
                                                                       EXECUTION
                     DOCUMENT                                             DATE
--------------------------------------------------------------------------------
$900,000 Note from Jena Associates to Kenbee Management-Oklahoma,      11/28/83
Inc., as amended 11/28/83
--------------------------------------------------------------------------------
$3,550,000 Note from St. Albans Associates to Spring Valley            12/28/79
Development Corporation, Inc.
--------------------------------------------------------------------------------
$1,090,000 Note from Stigler Associates to Kenbee                      11/23/82
Management-Oklahoma, Inc.
--------------------------------------------------------------------------------
$685,000 Note from Alexandria Associates to Kenbee                     11/19/85
Management-Oklahoma, Inc.
--------------------------------------------------------------------------------
$1,083,000 Note from Champlain Associates to Kenbee                    01/29/82
Management-Connecticut, Inc., as amended 1/1/87 and 1/1/92
--------------------------------------------------------------------------------
$260,000 Note from Ava Associates to Kenbee                            11/07/83
Management-Connecticut, Inc., as amended 11/7/83
--------------------------------------------------------------------------------

                                  SCHEDULE III
                                  ------------

                                    MORTGAGES
                                    ---------

--------------------------------------------------------------------------------
           DOCUMENT                EXECUTION    RECORDING         BOOK/PAGE
                                     DATE          DATE
--------------------------------------------------------------------------------
$900,000 Wrap-Around Mortgage      11/28/83      11/30/83    MB 123/414
from Jena Associates to Kenbee                               Registry No. 124044
Management-Oklahoma, Inc., as
amended 10/9/87
--------------------------------------------------------------------------------
$3,550,000 Mortgage from St.       12/28/79      01/10/80    39/336 (City)
Albans Associates to Spring                                  35/72 (Town)
Valley Development
Corporation, Inc., as modified
1/1/92 & 6/30/95
--------------------------------------------------------------------------------
$1,090,000 Mortgage from           11/23/82      11/30/82    MB 394/118
Stigler Associates to Kenbee
Management-Oklahoma, Inc., as
modified 12/13/83, 1/1/88 &
1/1/92
--------------------------------------------------------------------------------
$685,000 Mortgage from             11/19/85      11/20/85    480/219
Alexandria Associates to
Kenbee Management-Oklahoma,
Inc., as modified 3/18/86
--------------------------------------------------------------------------------
$1,083,000 Mortgage from           01/29/82      02/08/82    Liber 343/111
Champlain Associates to Kenbee
Management- Connecticut, Inc.,
as modified 1/1/87 and 1/1/92
--------------------------------------------------------------------------------
$260,000 Mortgage from Ava         11/07/83      11/09/83    0916/177
Associates to Kenbee
Management-Connecticut, Inc.,
as modified 11/7/83
--------------------------------------------------------------------------------

                                   SCHEDULE IV
                                   -----------

                                  TENANT LEASES
                                  -------------

--------------------------------------------------------------------------------
                                                                       EXECUTION
                                  DOCUMENT                                DATE
--------------------------------------------------------------------------------
Lease between Kenbee Management-Oklahoma, Inc. and                     11/28/83
Wal-Mart Stores, Inc.
--------------------------------------------------------------------------------
Lease between St. Albans Associates and The Fonda Group, Inc., as      09/01/89
amended August 24, 1990, August 7, 1992 and March 24, 1995.
--------------------------------------------------------------------------------
Lease Between Stigler Associates                                       11/23/82
& Wal-Mart Stores, Inc.
--------------------------------------------------------------------------------
Lease between Tanner Building Co., Inc. & Fay's Drug Company           03/25/85
--------------------------------------------------------------------------------
Lease between Ava Associates and Hannaford Bros. Co.                   01/01/99
--------------------------------------------------------------------------------
Lease between Champlain Associates and Ames Department Stores, Inc.    01/29/82
--------------------------------------------------------------------------------

                                   SCHEDULE V
                                   ----------

                    SENIOR LOAN AND COLLATERAL LOAN BALANCES
                    ----------------------------------------


--------------------------------------------------------------------------------
 Property                Senior Loan Balances           Collateral Loan Balances
--------------------------------------------------------------------------------
Alexandria                   $93,371.94                        $853,042.78
--------------------------------------------------------------------------------
Jena                         332,680.82                       1,710,058.92

                             358,506.36
--------------------------------------------------------------------------------
Stigler                      330,728.77                       2,601,182.08

                             284,762.55
--------------------------------------------------------------------------------
St. Albans                   967,223.88                       2,056,851.15
--------------------------------------------------------------------------------
Ossipee                           [ 0]                           $197,861
--------------------------------------------------------------------------------
Champlain                         [ 0]                           $637,578
--------------------------------------------------------------------------------

                                   SCHEDULE VI
                                   -----------

                         SENIOR LOANS AND TENANT LEASES
                         ------------------------------

--------------------------------------------------------------------------------
 Property                 Senior Loans                        Tenant Leases
--------------------------------------------------------------------------------
Alexandria   Central Life Assurance Company dated          Fay's Drug Company
             3/18/86 in original principal amount of
             $603,500
--------------------------------------------------------------------------------
Jena         State of Wisconsin Investment Board dated     Wal-Mart Stores, Inc.
             11/28/83 in original principal amount of
             $800,631

             Firstar Trust Company, as agent for Phoenix
             Home Life Mutual Insurance Company dated
             5/6/94 in original principal amount of
             $231,784.48
--------------------------------------------------------------------------------
Stigler      State of Wisconsin Board of Investment        Wal-Mart Stores, Inc.
             dated 12/15/83 in original principal amount of $783,493

             Firstar Trust Company, as agent for Phoenix
             Home Life Mutual Insurance Company dated
             5/23/94 in original principal amount of
             $184,048.84
--------------------------------------------------------------------------------
St. Albans   Lincoln National Life Insurance Company       The Fonda Group
             dated 6/30/95 in original principal amount
             of $1,633,456.25
--------------------------------------------------------------------------------
Ossipee      [None]                                        Hannaford Bros. Co.
--------------------------------------------------------------------------------
Champlain    [None]                                        Ames Department
                                                            Stores, Inc.
--------------------------------------------------------------------------------